UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2006
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 18, 2006, a purported shareholder class action complaint was filed on behalf of shareholders who purchased common stock of Connetics Corporation, or Connetics, between June 28, 2004 and May 3, 2006, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The case names Connetics and certain of its current and former executive officers as defendants, is entitled Plumbers’ & Pipefitters’ Local #562 Pension Fund v. Connetics Corporation, et al, and is pending in the United States District Court, Northern District of California. Connetics believes it has meritorious defenses to this complaint. Connetics does not currently expect to provide updates in the event other similar complaints are filed.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel & Secretary

Date: September 19, 2006